SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 21, 2004


                             MICREL, INCORPORATED
            (Exact Name Of Registrant As Specified In Its Charter)


                                  CALIFORNIA
                (State or Other Jurisdiction of Incorporation)



              0-25236                              94-2526744
      (Commission File Number)        (I.R.S. Employer Identification No.)


                  2180 Fortune Drive, San Jose, CA      95131
             (Address of Principal Executive Offices)   (Zip Code)


                                (408) 944-0800
             (Registrant's Telephone Number, Including Area Code)

                      INFORMATION TO BE INCLUDED IN REPORT

Item 12 - Disclosure of Results of Operations and Financial Condition.

On July 21, 2004, Micrel Incorporated issued a press release announcing its financial results for the three and six month periods ended June 30, 2004.
A copy of the press release is furnished as Exhibit 99.1 to this report. Such Information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MICREL, INCORPORATED
                                                     (the Registrant)


                                           By: /s/ Richard D. Crowley, Jr.
                                              --------------------------------
                                                   Richard D. Crowley, Jr.
                                               Vice President, Finance and
                                                 Chief Financial Officer

Dated:  July 21, 2004